UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 16, 2007

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

ITEM 8.01 Other Events

ITEM 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT 3.2

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 16, 2007 and effective as of such date, Advent Software, Inc.’s (the “Company”) Board of Directors (the “Board”) approved an amendment to Section 3.2 of the Company’s Bylaws to reduce the membership of the Board from eight to six members in connection with the retirements of Terry H. Carlitz and William F. Zuendt from the Company’s Board. The amended and restated Bylaws of the Company are attached and filed as Exhibit 3.2 to this current report on Form 8-K.

ITEM 8.01 Other Events

Effective May 16, 2007, A. George Battle, a current member of the Board, has been appointed to serve on the Company’s Audit Committee. The Board has determined that Mr. Battle meets the independence criteria as defined in the corporate governance listing standards of The Nasdaq Stock Market.

ITEM 9.01 Financial Statements and Exhibits

     (d) Exhibits

     The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description
3.2	Amended and Restated Bylaws of Advent Software, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ Graham V. Smith
Graham V. Smith
Executive Vice President,
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Dated: May 21, 2007